Execution Version GOLDEN STATE WATER COMPANY $160,000,000 2.17% Series A Senior Notes due July 8, 2030 and 2.90% Series B Senior Notes due July 8, 2040 _____________ NOTE PURCHASE AGREEMENT _____________ Dated as of July 8, 2020 Note Purchase Agreement (Golden State Water) 4849-4417-9624 v21.docx 4306890

TABLE OF CONTENTS SECTION HEADING PAGE SECTION 1. AUTHORIZATION OF NOTES .......................................................................... 1 SECTION 2. SALE AND PURCHASE OF NOTES ................................................................... 1 SECTION 3. CLOSING ....................................................................................................... 2 SECTION 4. CONDITIONS TO CLOSING ............................................................................. 2 Section 4.1. Representations and Warranties ............................................................ 2 Section 4.2. Performance; No Default ....................................................................... 2 Section 4.3. Compliance Certificates ........................................................................ 3 Section 4.4. Opinions of Counsel .............................................................................. 3 Section 4.5. Purchase Permitted By Applicable Law, Etc ........................................ 3 Section 4.6. Sale of Other Notes ............................................................................... 3 Section 4.7. Payment of Special Counsel Fees .......................................................... 3 Section 4.8. Private Placement Number .................................................................... 4 Section 4.9. Changes in Corporate Structure ............................................................. 4 Section 4.10. Funding Instructions .............................................................................. 4 Section 4.11. Regulatory Approvals ............................................................................ 4 Section 4.12. Proceedings and Documents .................................................................. 4 SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............................ 4 Section 5.1. Organization; Power and Authority ....................................................... 4 Section 5.2. Authorization, Etc .................................................................................. 5 Section 5.3. Disclosure .............................................................................................. 5 Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates ................................................................................................ 5 Section 5.5. Financial Statements; Material Liabilities ............................................. 6 Section 5.6. Compliance with Laws, Other Instruments, Etc .................................... 6 Section 5.7. Governmental Authorizations, Etc ........................................................ 6 Section 5.8. Litigation; Observance of Statutes and Orders ...................................... 6 Section 5.9. Taxes ...................................................................................................... 7 Section 5.10. Title to property; Leases ........................................................................ 7 Section 5.11. Licenses, Permits, Etc ............................................................................ 7 Section 5.12. Compliance with ERISA ....................................................................... 7 Section 5.13. Private Offering by the Company .......................................................... 8 Section 5.14. Use of Proceeds; Margin Regulations ................................................... 8 Section 5.15. Existing Indebtedness ............................................................................ 9 Section 5.16. Foreign Assets Control Regulations, Etc ............................................... 9 Section 5.17. Status under Certain Statutes ............................................................... 10 -i-

Section 5.18. Disposition of the Bear Valley Electric Service Assets ...................... 10 SECTION 6. REPRESENTATIONS OF THE PURCHASERS .................................................... 10 Section 6.1. Purchase for Investment ...................................................................... 10 Section 6.2. Source of Funds ................................................................................... 10 SECTION 7. INFORMATION AS TO COMPANY .................................................................. 12 Section 7.1. Financial and Business Information .................................................... 12 Section 7.2. Officer’s Certificate ............................................................................. 15 Section 7.3. Visitation ............................................................................................. 15 Section 7.4. Electronic Delivery .............................................................................. 15 SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES ............................................. 16 Section 8.1. Maturity ............................................................................................... 16 Section 8.2. Optional Prepayments with Make-Whole Amount ............................. 16 Section 8.3. Prepayments in Connection with Dispositions of Property ................. 17 Section 8.4. Allocation of Partial Prepayments ....................................................... 17 Section 8.5. Maturity; Surrender, Etc ...................................................................... 17 Section 8.6. Purchase of Notes ................................................................................ 17 Section 8.7. Make-Whole Amount .......................................................................... 18 Section 8.8. Payments Due on Non-Business Days ................................................ 19 SECTION 9. AFFIRMATIVE COVENANTS ......................................................................... 20 Section 9.1. Compliance with Laws ........................................................................ 20 Section 9.2. Insurance .............................................................................................. 20 Section 9.3. Maintenance of Properties ................................................................... 20 Section 9.4. Payment of Taxes ................................................................................ 20 Section 9.5. Corporate Existence, Etc ..................................................................... 21 Section 9.6. Books and Records .............................................................................. 21 Section 9.7. Priority of Obligations; Subsidiary Guarantors ................................... 21 SECTION 10. NEGATIVE COVENANTS .............................................................................. 21 Section 10.1. Disposition of Property ........................................................................ 21 Section 10.2. Liens on Property; Permitted Encumbrances ...................................... 22 Section 10.3. Merger, Consolidation, Etc .................................................................. 23 Section 10.4. Change in Business .............................................................................. 24 Section 10.5. Transactions with Affiliates ................................................................ 24 Section 10.6. Restrictions on Sale and Leaseback Transactions ............................... 24 Section 10.7. Economic Sanctions, Etc ..................................................................... 24 Section 10.8. Financial Covenants ............................................................................ 24 SECTION 11. EVENTS OF DEFAULT .................................................................................. 26 SECTION 12. REMEDIES ON DEFAULT, ETC ..................................................................... 28 -ii-

Section 12.1. Acceleration ......................................................................................... 28 Section 12.2. Other Remedies ................................................................................... 29 Section 12.3. Rescission ............................................................................................ 29 Section 12.4. No Waivers or Election of Remedies, Expenses, Etc .......................... 30 SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES .............................. 30 Section 13.1. Registration of Notes ........................................................................... 30 Section 13.2. Transfer and Exchange of Notes ......................................................... 30 Section 13.3. Replacement of Notes .......................................................................... 31 SECTION 14. PAYMENTS ON NOTES ................................................................................. 31 Section 14.1. Place of Payment ................................................................................. 31 Section 14.2. Home Office Payment ......................................................................... 31 Section 14.3. FATCA Information ............................................................................ 32 Section 14.4. Withholding Tax .................................................................................. 32 SECTION 15. EXPENSES, ETC ........................................................................................... 32 Section 15.1. Transaction Expenses .......................................................................... 32 Section 15.2. Survival ................................................................................................ 33 Section 15.3. Certain Taxes ....................................................................................... 33 SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ............................................................................................... 33 SECTION 17. AMENDMENT AND WAIVER ........................................................................ 33 Section 17.1. Requirements ....................................................................................... 33 Section 17.2. Solicitation of Holders of Notes .......................................................... 34 Section 17.3. Binding Effect, Etc .............................................................................. 34 Section 17.4. Notes Held by Company, Etc .............................................................. 35 SECTION 18. NOTICES ..................................................................................................... 35 SECTION 19. REPRODUCTION OF DOCUMENTS ................................................................ 35 SECTION 20. CONFIDENTIAL INFORMATION .................................................................... 36 SECTION 21. SUBSTITUTION OF PURCHASER ................................................................... 37 SECTION 22. MISCELLANEOUS ........................................................................................ 37 Section 22.1. Successors and Assigns ....................................................................... 37 Section 22.2. Severability .......................................................................................... 37 Section 22.3. Construction, Etc ................................................................................. 37 Section 22.4. Counterparts ........................................................................................ 38 Section 22.5. Governing Law .................................................................................... 38 -iii-

Section 22.6. Jurisdiction and Process; Waiver of Jury Trial .................................... 38 Section 22.7. Accounting Terms ............................................................................... 39 -iv-

SCHEDULE A — Information Relating to Purchasers SCHEDULE B — Defined Terms SCHEDULE 5.3 — Disclosure Materials SCHEDULE 5.4 — Subsidiaries of Company and Ownership of Shares; Affiliates SCHEDULE 5.5 — Financial Statements SCHEDULE 5.15 — Existing Indebtedness SCHEDULE 10.2 — Existing Liens EXHIBIT 1 - A — Form of 2.17% Series A Senior Note due July 8, 2030 EXHIBIT 1 - B — Form of 2.90% Series B Senior Note due July 8, 2040 EXHIBIT 4.4(a) — Form of Opinion of Special Counsel for the Company EXHIBIT 4.4(b) — Form of Opinion of Special Counsel for the Purchasers EXHIBIT 14.4 — Form of US Tax Compliance Certificate -v-

GOLDEN STATE WATER COMPANY 630 East Foothill Blvd. San Dimas, California 91773 $85,000,000 2.17% Series A Senior Notes due July 8, 2030 and $75,000,000 2.90% Series B Senior Notes due July 8, 2040 July 8, 2020 TO EACH OF THE PURCHASERS LISTED IN SCHEDULE A HERETO: Ladies and Gentlemen: Golden State Water Company, a California corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.3, the “Company”), agrees with each of the Purchasers as follows: SECTION 1. AUTHORIZATION OF NOTES. The Company will authorize the issue and sale of (i) $85,000,000 aggregate principal amount of its 2.17% Series A Senior Notes, due July 8, 2030 (the “Series A Notes”) and (ii) $75,000,000 aggregate principal amount of its 2.90% Series B Senior Notes due July 8, 2040 (the “Series B Notes”; and together with the Series A Notes, the “Notes” (in each case as amended, restated or otherwise modified from time to time and including any such notes of the same Series issued in substitution therefor pursuant to Section 13). The Series A Notes and Series B Notes shall be substantially in the form set out in Schedule 1-A and 1-B, respectively. References to “Series” of Notes shall refer to the Series A Notes or Series B Notes, or all, as the context may require. Certain capitalized and other terms used in this Agreement are defined in Schedule B. References to a “Schedule” or an “Exhibit” are, unless otherwise specified, references to a Schedule or an Exhibit attached to this Agreement. References to a “Section” are references to a Section of this Agreement unless otherwise specified. SECTION 2. SALE AND PURCHASE OF NOTES Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the Series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The

Golden State Water Company Note Purchase Agreement Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. SECTION 3. CLOSING. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., New York time, at a closing (the “Closing”) on July 8, 2020 (the “Closing Date”). At the Closing the Company will deliver to each Purchaser the Notes of the Series to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wells Fargo Bank, N.A., ABA No. 121-000248, Account #4584-706535, Account Name: Golden State Water Company, Ref: Note Purchase Agreement Proceeds. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes. SECTION 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and as of the Closing Date. Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. -2-

Golden State Water Company Note Purchase Agreement Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement, (ii) the Company’s organizational documents as then in effect, (iii) the names and true signatures of the officers of the Company authorized to sign this Agreement, the Notes and the other Transaction Documents, and (iv) the good standing or similar certificate for the Company from the appropriate Governmental Authorities of the State of California, dated as of a recent date, and such other evidence of the status of the Company as such Purchaser may reasonably request. Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from Winston & Strawn LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request. Section 4.5. Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A. Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected -3-

Golden State Water Company Note Purchase Agreement in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing. Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of Notes. Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. Section 4.10. Funding Instructions. At least five (5) Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited. Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two (2) Business Days prior to Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes. Section 4.11. Regulatory Approvals. The issue and sale of the Notes shall have been duly authorized by an order of the California Public Utilities Commission and such order shall be in full force and effect on the date of the Closing and all appeal periods, if any, applicable to such order shall have expired. Section 4.12 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that: Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected -4-

Golden State Water Company Note Purchase Agreement to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3. Disclosure. This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2019, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 is (except as noted therein) a complete and correct list of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement. (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties -5-

Golden State Water Company Note Purchase Agreement it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents. Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary including, without limitation, the Federal Power Act or any regulations of the Federal Energy Regulatory Commission, or any successor agency thereof (“FERC”). Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, including without limitation, FERC, is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, other than the authorization of the California Public Utilities Commission which has been obtained and remains in full force and effect (a copy of which has been provided to the Purchasers) and all appeal periods, if any, applicable to such authorization shall have expired. Section 5.8. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. (b) Neither the Company nor any Subsidiary is (i) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including without -6-

Golden State Water Company Note Purchase Agreement limitation Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2015. Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business and the Disposition of the Bear Valley Electric Service Assets and the stock of Bear Valley Electric Service, Inc. pursuant to the terms of the Spin-off Agreement), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects. Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, (x) except in such cases where the lack of ownership or possession of such Material items would not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect, and (y) except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. Section 5.12. Compliance with ERISA. The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with -7-

Golden State Water Company Note Purchase Agreement the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA. (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A) - (D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (f) The Company does not have any Non U.S. Plans. Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than ten (10) other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for general corporate purposes to the extent permitted by Sections 817 and 818 of the California Public Utilities Code. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any -8-

Golden State Water Company Note Purchase Agreement Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company as of March 31, 2020 (including a description of the principal amount outstanding and the issue and the maturity date), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company. The Company’s sole Subsidiary does not have any outstanding Indebtedness. None of the Company’s existing Indebtedness is secured or guaranteed by any Person. The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company the outstanding principal amount of which exceeds $4,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15. Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation -9-

Golden State Water Company Note Purchase Agreement of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws; (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, or the ICC Termination Act of 1995, as amended. Section 5.18. Disposition of the Bear Valley Electric Service Assets. The Disposition of the Bear Valley Electric Service Assets and the stock of Bear Valley Electric Service, Inc. pursuant to the terms of the Spin-off Agreement has been completed. SECTION 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Each Purchaser severally represents as of the Closing Date that it is an Accredited Investor for its own account or as a fiduciary or agent for another Accredited Investor. Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption -10-

Golden State Water Company Note Purchase Agreement (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95- 60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset -11-

Golden State Water Company Note Purchase Agreement manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. SECTION 7. INFORMATION AS TO COMPANY., Section 7.1. Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor: (a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP -12-

Golden State Water Company Note Purchase Agreement applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a); (b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b); (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser or holder), and -13-

Golden State Water Company Note Purchase Agreement each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC; (d) Notice of Default or Event of Default — promptly, and in any event within fifteen days after a Responsible Officer becoming aware that there has been a Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; (f) Resignation or Replacement of Auditors — within ten days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and (g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement and under the Notes as from time to time may be reasonably requested by any such holder of a Note, including, but without limitation, (i) actual copies of the Company’s Form 10-Q and Form 10-K, and (ii) in the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of -14-

Golden State Water Company Note Purchase Agreement determining compliance with this Agreement pursuant to Section 10.8(d)), a certificate of Senior Financial Officer as to the period covered by any relevant financial statement, which sets forth, as to such period, a reconciliation from GAAP with respect to such election. Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto. Section 7.3. Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested. Section 7.4 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto: (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail; (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the -15-

Golden State Water Company Note Purchase Agreement SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://aswater.com as of the date of this Agreement; (iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or (iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder. SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1. Maturity. (a) As provided therein, the entire unpaid principal balance of each Series A Note shall be due and payable on the Maturity Date thereof. (b) As provided therein, the entire unpaid principal balance of each Series B Note shall be due and payable on the Maturity Date thereof. Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 (and increments of $1,000,000 in excess thereof) of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment or such lesser principal amount of the Notes as shall then be outstanding, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall -16-

Golden State Water Company Note Purchase Agreement deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Section 8.3. Prepayments in Connection with Dispositions of Property. If the Company is required to offer to prepay Notes in accordance with (and in the aggregate amount calculated pursuant to) Section 10.1(b), the Company will give written notice thereof to the holders of all Notes then outstanding, which notice shall (i) refer specifically to this Section 8.3 and describe in reasonable detail the Disposition of Property giving rise to such offer to prepay Notes, (ii) specify the principal amount of each Note held by such holder offered to be prepaid (determined in accordance with Section 8.4, the “Ratable Amount”), (iii) specify a Business Day for such prepayment not less than 30 days and not more than 60 days after the date of such notice (the “Disposition Prepayment Date”) and specify the Disposition Response Date (as defined below) and (iv) offer to prepay on the Disposition Prepayment Date 100% of the Ratable Amount of each Note together with interest accrued thereon to the Disposition Prepayment Date (the “Prepayment Amount”). Each holder of a Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date at least five Business Days prior to the Disposition Prepayment Date (such date five Business Days prior to the Disposition Prepayment Date being the “Disposition Response Date”). The Company shall prepay on the Disposition Prepayment Date the Prepayment Amount with respect to each Note held by the holders who have accepted such offer in accordance with this Section 8.5. The failure by a holder of any Note to respond to such offer in writing on or before the Disposition Response Date shall be deemed to be a rejection of such offer. Section 8.4 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2 and in the case of each offer of partial prepayment of the Notes pursuant to Section 8.3, the principal amount of the Notes to be prepaid or offered to be prepaid, as the case may be, shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.5 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.6. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and -17-

Golden State Water Company Note Purchase Agreement conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.7. Make-Whole Amount. “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. -18-

Golden State Water Company Note Purchase Agreement If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.5 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the -19-

Golden State Water Company Note Purchase Agreement additional days elapsed in the computation of interest payable on such next succeeding Business Day. SECTION 9. AFFIRMATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 9.1. Compliance with Laws. Without limiting Section 10.7, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 9.2. Insurance. The Company will and will cause each of its Subsidiaries to maintain, with responsible insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including customary deductibles, co-insurance and retentions, which may include self- insurance) as is customary in the case of entities engaged in the same or a similar business and similarly situated. Section 9.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in accordance with customary industry standards, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4. Payment of Taxes. The Company will and will cause each of its Subsidiaries to pay and discharge promptly all taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. -20-

Golden State Water Company Note Purchase Agreement Section 9.5. Corporate Existence, Etc. (a) Subject to Section 10.3, the Company will at all times preserve and keep its corporate existence in full force and effect. (b) Subject to Sections 10.1 and 10.3, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect. Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system. Section 9.7 Priority of Obligations; Subsidiary Guarantors. (a) The Company will ensure that its payment obligations under this Agreement, the Notes and the other Transaction Documents will at all times rank at least pari passu, without preference or priority, with each Material Credit Facility and all other unsecured and unsubordinated Indebtedness of the Company. (b) The Company will cause each of its Subsidiaries that is or becomes a guarantor, co- borrower or other obligor under any Material Credit Facility or other Indebtedness of the Company to concurrently execute and deliver a guaranty of the Notes and other amounts payable under the Transaction Documents in favor of the holders of the Notes (a “Subsidiary Guaranty”) and such other documentation reasonably required by the Required Holders, in each case, in form and substance satisfactory to the Required Holders. SECTION 10. NEGATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 10.1. Disposition of Property. The Company will not, and will not permit any Subsidiary to, in any fiscal year, make one or more Dispositions of its respective property with a book value of more than a Substantial Portion of its property, whether such property is now owned or hereafter acquired, unless, within one year of the receipt of the Net Proceeds of such Disposition (or such longer period of time in which the Company may obtain a tax benefit for reinvesting the proceeds in Public Utility Property), the Company applies the Net Proceeds of such Disposition to one or more of the following: -21-

Golden State Water Company Note Purchase Agreement (a) the optional redemption of all or a portion of the Notes as provided in Section 8.2, or the prepayment of all or a portion of the Notes as provided in Section 8.3; or (b) the repayment or other retirement of a portion of Indebtedness incurred or assumed by the Company which ranks pari passu with the Notes; provided, however, that if such Net Proceeds (which are to be applied to repay or otherwise retire such Indebtedness) are (i) in the case of a Disposition that is not pursuant to a Condemnation, in excess of $20,000,000 or (ii) in the case of a Disposition that is pursuant to a Condemnation, in excess of 15% of Total Assets, as the case may be, then prior to any such repayment or other retirement of such Indebtedness, the Company shall have made an offer to prepay a pro rata portion of the Notes in accordance with Section 8.3, with such pro rata portion to be equal to the product of (x) the Net Proceeds being so applied and (y) a fraction, the numerator of which is the aggregate outstanding principal amount of the Notes at such time and the denominator of which is the aggregate outstanding principal amount of Indebtedness (including the Notes) receiving any such repayment or other retirement (or offer thereof) under this clause (b); or (c) the purchase of Public Utility Property by the Company or a Subsidiary (other than property of the Company or any Subsidiary involved in such Disposition), as determined by the board of directors of the Company or such Subsidiary whose determination shall be conclusive and evidenced in a resolution of such board of directors. Section 10.2. Liens on Property; Permitted Encumbrances. (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly create, issue, assume, guarantee or suffer to exist (upon the happening of a contingency or otherwise) any Lien of any nature upon any of its respective properties, whether now owned or hereafter acquired, unless the Notes (and any guaranty delivered in connection therewith) are concurrently secured equally and ratably with any and all other obligations secured by such Lien pursuant to documentation reasonably satisfactory to the Required Holders in form and substance (including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders) (and for the avoidance of doubt, the Company or such Subsidiary may also contemporaneously secure any of its other Indebtedness, so long as the Notes (and any guaranty delivered in connection therewith) shall also be secured equally ratably with such other Indebtedness in the manner described in the immediately preceding provisions of this Section 10.2); and (b) excluding, in any event, from the operation of Section 10.2(a): (i) Liens existing on the Closing Date and disclosed in Schedule 10.2 and any renewals, extensions, refinancings or amendments thereof, provided that the obligations secured or benefited thereby are not increased (other than for premiums or other payments required to be paid in connection therewith and the expenses incurred in connection therewith); (ii) Liens created under the Transaction Documents; and -22-

Golden State Water Company Note Purchase Agreement (iii) Permitted Encumbrances (other than the proviso set forth in clause (k) thereof). Section 10.3. Merger, Consolidation, Etc. The Company will not consolidate with or merge with any other Person (except mergers and consolidations of a Subsidiary into the Company, with the Company as the surviving entity), or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a Solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Notes and the other applicable Transaction Documents; (b) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing; (c) the Total Indebtedness to Capitalization Ratio of the Company, its Subsidiaries and such other corporation (who shall be included, mutatis mutandis, in the calculation of such ratio), on a pro forma consolidated basis (or on a pro forma consolidated and combined basis in the case of a conveyance, transfer or lease), is not more than 0.6667:1.00 at the end of the fiscal quarter immediately preceding such transaction, after giving pro forma effect to such transaction and any changes in Total Indebtedness since the end of such quarter (exclusive of any adjustments to Total Capitalization relating to transaction costs and accounting adjustments resulting from such transaction); (d) the Total Indebtedness to EBITDA Ratio of the Company, its Subsidiaries and such other corporation (who shall be included, mutatis mutandis, in the calculation of such ratio), on a pro forma consolidated basis (or on a pro forma consolidated and combined basis in the case of a conveyance, transfer or lease), is not greater than 8.00:1.00 for the 12-month period preceding the end of the quarter immediately preceding such transaction, after giving pro forma effect to such transaction and any changes in Total Indebtedness since the end of such quarter; (e) the successor or survivor entity has agreed to conduct the principal business of the successor or survivor entity as a regulated water/wastewater public utility under the laws of one or more states of the United States; and (f) each Subsidiary Guarantor, if any, under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders. -23-

Golden State Water Company Note Purchase Agreement No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.3 from its liability under this Agreement, the Notes or the other applicable Transaction Documents. Section 10.4. Change in Business. The Company will not cease to conduct its principal business as a regulated water/wastewater public utility under the laws of one or more states of the United States of America. Section 10.5. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate or as otherwise may be permitted by applicable law. Section 10.6. Restrictions on Sale and Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any arrangement with any Person providing for a Sale and Leaseback, unless (a) the Net Proceeds of such sale are at least equal to the value of such property that is the subject of such Sale and Leaseback, as determined by the board of directors of the Company or such Subsidiary, as applicable, whose determination shall be conclusive and evidenced in a resolution of such board of directors, and (b) the Company or such Subsidiary, as the case may be, would be entitled, pursuant to Section 10.2, to incur Indebtedness secured by a Lien on such property to be leased under such Sale and Leaseback without being required to equally and ratably secure the Notes (and any guaranty delivered in connection therewith) as set forth in Section 10.2. In no event may the value of property subject to a Sale and Leaseback, as determined by the applicable board of directors of the Company or such Subsidiary, as the case may be, as provided herein, together with the amount of Permitted Capital Indebtedness outstanding on the date of any such Sale and Leaseback, exceed a Substantial Portion of the property of the Company and its Subsidiaries on a consolidated basis. Section 10.7. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws. Section 10.8. Financial Covenants. (a) Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur or assume any Indebtedness, if an Event of Default has occurred and is -24-

Golden State Water Company Note Purchase Agreement continuing or if, after giving pro forma effect thereto, any of the following conditions is not satisfied: (i) the Total Indebtedness to Capitalization Ratio of the Company and its Subsidiaries, on a consolidated basis, would be more than 0.6667:1.00 at the end of the fiscal quarter immediately preceding such creation, occurrence or assumption; or (ii) the Total Indebtedness to EBITDA Ratio of the Company and its Subsidiaries, on a consolidated basis, would be greater than 8.00:1.00 for the 12-month period preceding the end of the quarter immediately preceding such creation, incurrence or assumption; or (iii) an Event of Default would otherwise occur. Notwithstanding the foregoing, the Company may incur Indebtedness solely for the purpose of repaying or refinancing existing Indebtedness so long as (i) the principal amount of such new Indebtedness does not exceed the principal amount of the existing Indebtedness to be refinanced or repaid (plus the premiums or other payments required to be paid in connection with such refinancing or repayment and the expenses incurred in connection therewith), (ii) the maturity of such new Indebtedness is not earlier than that of the existing Indebtedness to be refinanced or repaid, (iii) such new Indebtedness, determined as of the date of incurrence, has an Average Life at least equal to the remaining Average Life of the Indebtedness to be refinanced or repaid, and (iv) the new Indebtedness is pari passu with or subordinate to the Indebtedness being refinanced or repaid. (b) Distributions. The Company will not, and will not permit any Subsidiary to, declare or pay or make any form of Distribution, whether from capital, income or otherwise, and whether in Cash or in property (other than Distributions by a Subsidiary to a Wholly-Owned Subsidiary or to the Company), if, at the time of the declaration or payment of such Distribution: (i) an Event of Default has occurred and is continuing; or (ii) after giving pro forma effect thereto the Total Indebtedness to Capitalization Ratio of the Company and its Subsidiaries, on a consolidated basis, would be more than 0.6667:1.00 at the end of the fiscal quarter immediately preceding such declaration or payment; or (iii) an Event of Default would otherwise occur. (c) Rounding. Any financial ratios required to be maintained by Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the -25-

Golden State Water Company Note Purchase Agreement nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement. (d) Accounting Terms; Covenant Calculations. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Sections 10.3, 10.6, 10.8(a) and 10.8(b) would then be calculated in a different manner with different components, (i) the Company and the Purchasers agree to amend this Agreement in such respects as are necessary to conform these covenants to substantially the same criteria as were effective prior to such change in GAAP, and (ii) the Company shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that the Company would have been in compliance therewith under GAAP as in effect immediately prior to such change. (e) Fiscal Year. The Company will not, and will not permit any Subsidiary to, cease maintaining a calendar year fiscal year. SECTION 11. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or (c) the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.5(a), 10.1, 10.2, 10.3, 10.6, 10.7(a) or 10.8; or (d) the Company or any Significant Subsidiary Guarantor, if any, defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Significant Subsidiary Guaranty, if any, and such default is not remedied within 60 days after the earlier of (i) a Responsible Officer -26-

Golden State Water Company Note Purchase Agreement obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or (e) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Significant Subsidiary Guarantor, if any, or by any officer of such Significant Subsidiary Guarantor in any Significant Subsidiary Guaranty, if any, or in any writing furnished in connection with such Significant Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of more than $4,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $4,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any Substantial Portion of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or -27-

Golden State Water Company Note Purchase Agreement (i) a final judgment or judgments for the payment of money aggregating in excess of $4,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or (k) any Significant Subsidiary Guaranty, if any, shall cease to be in full force and effect, any Significant Subsidiary Guarantor or any Person acting on behalf of any Significant Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Significant Subsidiary Guaranty, if any, or the obligations of any Significant Subsidiary Guarantor under any Significant Subsidiary Guaranty, if any, are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Significant Subsidiary Guaranty. SECTION 12. REMEDIES ON DEFAULT, ETC. Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. -28-

Golden State Water Company Note Purchase Agreement (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or any other Transaction Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. -29-

Golden State Water Company Note Purchase Agreement Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Note or any other Transaction Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its -30-

Golden State Water Company Note Purchase Agreement name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, or is an Affiliate of, or is an account managed by, an original Purchaser or another holder of a Note with an Investment Grade Rating, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 14. PAYMENTS ON NOTES. Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. -31-

Golden State Water Company Note Purchase Agreement The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. Section 14.3. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential. Section 14.4. Withholding Tax . Except as otherwise required by applicable law, the Company agrees that it will not withhold from any applicable payment to be made to a holder of a Note that is not a United States Person any withholding tax so long as such holder shall have delivered to the Company on or before the date on which such holder becomes a holder under this Agreement (and from time to time thereafter upon the reasonable request of the Company), two original executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, as well as the applicable U.S. Tax Compliance Certificate substantially in the form attached as Exhibit 14.4 in both cases correctly completed and executed and validly claiming a complete exemption from U.S. federal withholding tax. SECTION 15. EXPENSES, ETC. Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and the Required Holders in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Transaction Document (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any other Transaction Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Transaction Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with -32-

Golden State Water Company Note Purchase Agreement the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work- out or restructuring of the transactions contemplated hereby and by the Notes and any other Transaction Document and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,500. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note. Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any other Transaction Document, and the termination of this Agreement. Section 15.3. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder. SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any other Transaction Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 -33-

Golden State Water Company Note Purchase Agreement hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20. Section 17.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any other Transaction Document. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 or any other applicable Transaction Document to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of any other Transaction Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 or any other Transaction Document by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder. Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and -34-

Golden State Water Company Note Purchase Agreement the holder of any Note nor any delay in exercising any rights hereunder or under any Note or any other Transaction Document shall operate as a waiver of any rights of any holder of such Note. Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any other Transaction Document, or have directed the taking of any action provided herein or in the Notes or any other Transaction Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 18. NOTICES. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing. Notices under this Section 18 will be deemed given only when actually received. SECTION 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit -35-

Golden State Water Company Note Purchase Agreement the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Transaction Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20. -36-

Golden State Water Company Note Purchase Agreement In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. SECTION 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 22. MISCELLANEOUS. Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not. Section 22.2. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.3. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding -37-

Golden State Water Company Note Purchase Agreement masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 22.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Section 22.5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.6. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.6(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.6(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of -38-

Golden State Water Company Note Purchase Agreement mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 22.6 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH. Section 22.7. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. [Remainder of page intentionally left blank. Signature pages follow.] -39-

Golden State Water Company Note Purchase Agreement This Agreement is hereby accepted and agreed to as of the date hereof. THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY By: Northwestern Mutual Investment Management Company, LLC, Its Investment Adviser By: ______________________________________ Name: Bradley T. Kunath Managing Director THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY for its Group Annuity Separate Account By: ______________________________________ Name: Bradley T. Kunath Its Authorized Representative

DocuSign Envelope ID: E0235D55-0ADD-4946-AFFC-C03E5CBB74D9 Golden State Water Company Note Purchase Agreement This Agreement is hereby accepted and agreed to as of the date hereof. STATE FARM LIFE INSURANCE COMPANY By: ______________________________________ Name: Jeffrey Attwood Title: Investment Professional By: ______________________________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY By: ______________________________________ Name: Jeffrey Attwood Title: Investment Professional By: ______________________________________ Name: Rebekah L. Holt Title: Investment Professional STATE FARM INSURANCE COMPANIES EMPLOYEE RETIREMENT TRUST By: ______________________________________ Name: Jeffrey Attwood Title: Investment Professional By: ______________________________________ Name: Rebekah L. Holt Title: Investment Professional

Golden State Water Company Note Purchase Agreement This Agreement is hereby accepted and agreed to as of the date hereof. MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Barings LLC as Investment Adviser By _______________________________________ Name: Title:

SCHEDULE A INFORMATION RELATING TO PURCHASERS NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED THE NORTHWESTERN MUTUAL LIFE INSURANCE A $35,000,000 COMPANY B $11,530,000 Initial Aggregate Amount of Notes I. The Northwestern Mutual Life Insurance Company $35,000,000 due 2030 $11,530,000 due 2040 II. All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made. Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 III. All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 IV. All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department E-mail: privateinvest@northwesternmutual.com With copies to: Email: bradkunath@northwesternmutual.com SCHEDULE A (to Note Purchase Agreement)

V. Address for delivery of the Notes and Closing Documents: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Christine L. Rittberg VI. Tax Identification No.: 39-0509570 A-2

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED THE NORTHWESTERN MUTUAL LIFE INSURANCE B $470,000 COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT Initial Aggregate Amount of Notes I. The Northwestern Mutual Life Insurance Company for its Group $470,000 due 2040 Annuity Separate Account II. All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made. Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account. E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 III. All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to: The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Investment Operations E-mail: payments@northwesternmutual.com Phone: (414) 665-1679 IV. All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to: The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department E-mail: privateinvest@northwesternmutual.com With copies to: Email: bradkunath@northwesternmutual.com A-3

V. Address for delivery of the Notes and Closing Documents: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Christine L. Rittberg VI. Tax Identification No.: 39-0509570 A-4

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED STATE FARM LIFE INSURANCE COMPANY A $21,500,000 TAX ID #37-0533090 Participation/Series: $21,500,000/2.17% Senior Notes due July 8, 2030 Wire Transfer Instructions: All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium. Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life Insurance Company. E-mail: privateplacements@statefarm.com Phone: (309) 766-2386 Send notices, financial statements, officer’s certificates and other correspondence to: State Farm Life Insurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 If by E-Mail: privateplacements@statefarm.com Send confirms to: State Farm Life Insurance Company Investment Accounting Dept. D-3 One State Farm Plaza Bloomington, IL 61710 Send the original security (via registered mail) to: JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department Account: G06893 Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to: State Farm Insurance Companies One State Farm Plaza Bloomington, Illinois 61710 Attn: Corporate Law-Investments, A-3 Christiane M. Stoffer, Associate General Counsel A-5

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED STATE FARM INSURANCE COMPANIES EMPLOYEE A $2,000,000 RETIREMENT TRUST TAX ID #36-6042145 Participation/Series: $2,000,000/2.17% Senior Notes due July 8, 2030 Wire Transfer Instructions: All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium. Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Insurance Companies Employee Retirement Trust. E-mail: privateplacements@statefarm.com Phone: (309) 766-2386 Send notices, financial statements, officer’s certificates and other correspondence to: State Farm Insurance Companies Employee Retirement Trust Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 If by E-Mail: privateplacements@statefarm.com Send confirms to: State Farm Insurance Companies Employee Retirement Trust Investment Accounting Dept. D-3 One State Farm Plaza Bloomington, IL 61710 Send the original security (via registered mail) to: JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department Account: G07251 Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to: State Farm Insurance Companies One State Farm Plaza Bloomington, Illinois 61710 Attn: Corporate Law-Investments, A-3 Christiane M. Stoffer, Associate General Counsel A-6

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY A $1,500,000 TAX ID #37-0805091 Participation/Series: $1,500,000/2.17% Senior Notes due July 8, 2030 Wire Transfer Instructions: All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium. Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life and Accident Assurance Company. E-mail: privateplacements@statefarm.com Phone: (309) 766-2386 Send notices, financial statements, officer’s certificates and other correspondence to: State Farm Life and Accident Assurance Company Investment Dept. E-8 One State Farm Plaza Bloomington, IL 61710 If by E-Mail: privateplacements@statefarm.com Send confirms to: State Farm Life and Accident Assurance Company Investment Accounting Dept. D-3 One State Farm Plaza Bloomington, IL 61710 Send the original security (via registered mail) to: JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center 3rd Floor Brooklyn, New York 11245-0001 Attention: Physical Receive Department Account: G06895 Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to: State Farm Insurance Companies One State Farm Plaza Bloomington, Illinois 61710 Attn: Corporate Law-Investments, A-3 Christiane M. Stoffer, Associate General Counsel A-7

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED JACKSON NATIONAL LIFE INSURANCE COMPANY A $15,000,000 PRIVATE PLACEMENTS – 41 ACCT 1. Please wire all payments as follows. To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire. The Bank of New York Mellon ABA # 021-000-018 Account #: IOC566 Ref: 187241 CUSIP / PPN, Description, and Breakdown (P&I) 2. Original physical notes & certificates should be delivered as follows: The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187241 (very important) 3. DTC Settlement Instructions: DTC Participant # 901 Agent Bank # 26088 Institution # 74323 Interested Party # 26662 Account # 187241 4. Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to: PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements – Elena Unger Phone: (312) 634-7853, Fax: (312) 634-0054 Email: elena.unger@ppmamerica.com Email: PPMAPrivateReporting@ppmamerica.com 5. Financial information should be sent to: PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements – Elena Unger Phone: (312) 634-7853, Fax: (312) 634-0054 Email: PPMAPrivateReporting@ppmamerica.com 6. Payment notices should be sent to: PPMAPrivateReporting@ppmamerica.com 7. Legal name to appear on notes: Jackson National Life Insurance Company 8. Jackson National Life Insurance Company was incorporated in Michigan on June 19, 1961. EIN: 38-1659835 Its address is: One Corporate Way Lansing, MI 48951 9. Name of institution as it should appear in any publicity: PPM America, Inc. A-8

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED JACKSON NATIONAL LIFE INSURANCE COMPANY A $10,000,000 PRIVATE PLACEMENTS – GIC ACCT 1. Please wire all payments as follows. To ensure accurate and timely posting of principal and interest, please include all relevant information on the wire. The Bank of New York Mellon ABA # 021-000-018 Account #: IOC566 Ref: 187243, CUSIP / PPN, Description, and Breakdown (P&I) 2. Original physical notes & certificates should be delivered as follows: The Depository Trust Company 570 Washington Blvd - 5th floor Jersey City, NJ 07310 Attn: BNY Mellon/Branch Deposit Department Ref: 187243 (very important) 3. DTC Settlement Instructions : DTC Participant # 901 Agent Bank # 26088 Institution # 74323 Interested Party # 26662 Account # 187243 4. Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to: PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements – Elena Unger Phone: (312) 634-7853, Fax: (312) 634-0054 Email: elena.unger@ppmamerica.com Email: PPMAPrivateReporting@ppmamerica.com 5. Financial information should be sent to: PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements – Elena Unger Phone: (312) 634-7853, Fax: (312) 634-0054 Email: PPMAPrivateReporting@ppmamerica.com 6. Payment notices should be sent to: PPMAPrivateReporting@ppmamerica.com 7. Legal name to appear on notes: Jackson National Life Insurance Company 8. Jackson National Life Insurance Company was incorporated in Michigan on June 19, 1961. EIN: 38-1659835 Its address is: One Corporate Way Lansing, MI 48951 9. Name of institution as it should appear in any publicity: PPM America, Inc. A-9

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED NEW YORK LIFE INSURANCE COMPANY B $13,500,000 See instructions on following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: kimberly_stepancic@nylinvestors.com and sydney_G_crowe@nylinvestors.com A-10

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED NEW YORK LIFE INSURANCE AND ANNUITY B $2,800,000 CORPORATION See instructions on following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: kimberly_stepancic@nylinvestors.com and sydney_G_crowe@nylinvestors.com A-13

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED NEW YORK LIFE INSURANCE AND ANNUITY B $300,000 CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) See instructions on following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: kimberly_stepancic@nylinvestors.com and sydney_G_crowe@nylinvestors.com A-16

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED NEW YORK LIFE INSURANCE AND ANNUITY B $200,000 CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2) See instructions on following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: kimberly_stepancic@nylinvestors.com and sydney_G_crowe@nylinvestors.com A-19

PRINCIPAL AMOUNT OF NAME OF PURCHASER SERIES NOTES TO BE PURCHASED NEW YORK LIFE INSURANCE AND ANNUITY B $200,000 CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3) See instructions on following page. Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to: kimberly_stepancic@nylinvestors.com and sydney_G_crowe@nylinvestors.com A-22

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	**B**	**$17,000,000**

c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202

Payments
All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as "**Golden State Water Company 2.90% Series B Notes due July 8, 2040** interest and principal"), to:

MassMutual
Citibank
New York, New York
ABA # 021000089
Acct # 30510685
RE: Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities
All securities should be registered to **Massachusetts Mutual Life Insurance Company** and sent via overnight mail to:

Massachusetts Mutual Life Insurance Company
1295 State Street, MIP: E415
Springfield, MA 01111
Attention: Janelle Tarantino, Treasury Operations Securities Management
Telephone: 413-744-1885
E-mail: Jtarantino@massmutual.com

With a copy to:
Michelle.kearney@barings.com
Diane.murphy@barings.com
Brian.Fitzgerald@barings.com
Owen.Zingraff@barings.com
Meredith.Hunter@barings.com

Notices

Send Communications and Notices (including electronic delivery of financials) to
Massachusetts Mutual Life Insurance Company
c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202

With notification to:
privateplacements@barings.com
pdgportfolioadmin@barings.com
Ben.Jones@barings.com
Nathan.Kapp@barings.com

Send Notices on Payments to
Massachusetts Mutual Life Insurance Company
Treasury Operations Securities Management
1295 State Street
Springfield, MA 01111
Attn: Janelle Tarantino

With a copy to:
Massachusetts Mutual Life Insurance Company
c/o Barings LLC
300 South Tryon Street – Suite 2500
Charlotte, NC 28202

Tax Identification No. 04-1590850
DTTP No.: 13/M/63867/DTTP

A-25

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED METLIFE INSURANCE K.K. B $8,400,000 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN (all portfolio codes) (Securities to be registered in the name of MetLife Insurance K.K.) (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Beneficiary Bank: The HongKong and Shanghai Banking Corporation Ltd Beneficiary Bank BIC: HSBCHKHHGCC Beneficiary Account No.: 741-243737-201 Beneficiary Name: MetLife Insurance K.K. Intermediary Bank: HSBC BANK USA NA Intermediary Bank BIC: MRMDUS33 Intermediary Fedwire/CHIPS: Fedwire No.: 021001088 CHIPS No:0108 Ref: PPN - GOLDEN STATE WATER CO - 2.900% Due 08-JUL-2040 with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices and communications: MetLife Asset Management Corp. (Japan) Administration Department Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan Attention: Administration Dept. Manager Email: saura@metlife.co.jp With a copy to: MetLife Insurance K.K. c/o MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With another copy OTHER than with respect to deliveries of financial statements to: MetLife Insurance K.K., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way, Whippany, New Jersey 07981 Attention: Chief Counsel-Investments Law (PRIV) Email: sec_invest_law@metlife.com A-26

(3) Original notes delivered to: MetLife Insurance K.K., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way, Whippany, New Jersey 07981 Attention: Bryan Cho, Assistant General Counsel, Fixed Income & Alternatives (4) Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan) (5) Tax Jurisdiction: Japan (6) UK Passport Treaty Number (if applicable): 43/M/359828/DTTP Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647 A-27

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED METROPOLITAN LIFE INSURANCE COMPANY B $4,300,000 200 Park Avenue New York, New York 10166 (General Acct@Chase) (Securities to be registered in the name of Metropolitan Life Insurance Company) (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Bank Name: JPMorgan Chase Bank ABA Routing #: 021-000-021 Account No.: 002-2-410591 Account Name: Metropolitan Life Insurance Company Ref: PPN - GOLDEN STATE WATER CO - 2.900% Due 08-JUL-2040 with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices and communications: Metropolitan Life Insurance Company c/o MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With a copy OTHER than with respect to deliveries of financial statements to: Metropolitan Life Insurance Company c/o MetLife Investment Management, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Chief Counsel-Investments Law (PRIV) Email: sec_invest_law@metlife.com (3) Original notes delivered to: Metropolitan Life Insurance Company c/o MetLife Investment Management, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Bryan Cho, Assistant General Counsel, Fixed Income & Alternatives (4) Taxpayer I.D. Number: 13-5581829 (5) Tax Jurisdiction: United States/New York (6) UK Passport Treaty Number (if applicable): 13/M/61303/DTTP A-28

Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647 A-29

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED American Fidelity Assurance Company B $2,100,000 9000 Cameron Parkway Oklahoma City, OK 73114 (portfolio AFA for USD) (Securities to be registered in the name of American Fidelity Assurance Company) (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Bank Name: First Fidelity Bank ABA Number: 103002691 Account No.: 2000528686 Account Name: InvesTrust FFC: American Fidelity Assurance Co Ref: PPN - GOLDEN STATE WATER CO - 2.900% Due 08-JUL-2040 with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices and communications: American Fidelity Assurance Company c/o MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, NJ 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com and fcunha@metlife.com; dhruv.patel@metlife.com; With a copy OTHER than with respect to deliveries of financial statements to: InvesTrust Attn: Debbie Sinard 5100 N. Classen, Suite 620 Oklahoma City, OK 73118 (3) Original notes delivered to: InvesTrust Attn: Debbie Sinard 5100 N. Classen, Suite 620 Oklahoma City, OK 73118 With COPIES OF THE NOTES emailed to bcho@metlife.com (4) Taxpayer I.D. Number: 73-0714500 (5) UK Passport Treaty Number (if applicable): 13/A/351507/DTTP A-30

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED METLIFE INSURANCE CO. OF KOREA, LTD. B $1,300,000 MetLife Tower 16F, 316 Teheran-ro, Gangnam-gu, Seoul, Korea, 06211 (M8K2-PP) (Securities to be registered in the name of MetLife Insurance Co. of Korea, Ltd.) (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Beneficiary Bank: JP Morgan Chase Bank Beneficiary Bank BIC: CHASUS33 Beneficiary Account No.: 550382516 Beneficiary Name: MetLife Insurance Co. of Korea, Ltd. Ref: PPN - GOLDEN STATE WATER CO - 2.900% Due 08-JUL-2040 with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices and communications: MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With a copy to: MLK_GA@metlife.com MetLife Insurance Co. of Korea, Ltd. (Korea) c/o MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With another copy OTHER than with respect to deliveries of financial statements to: MetLife Insurance Co. of Korea, Ltd., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Chief Counsel-Investments Law (PRIV) Email: sec_invest_law@metlife.com A-31

(3) Original notes delivered to: MetLife Insurance Co. of Korea, Ltd., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way Whippany, New Jersey 07981 Attention: Bryan Cho, Assistant General Counsel, Fixed Income & Alternatives (4) Taxpayer I.D. Number: 98-1160381 (USA) and 120-81-32969 (Korea) (5) Tax Jurisdiction: Korea (6) UK Passport Treaty Number (if applicable): N/A Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647 A-32

NAME OF AND ADDRESS SERIES PRINCIPAL AMOUNT OF OF PURCHASER OF NOTES NOTES TO BE PURCHASED METLIFE INSURANCE CO. OF KOREA, LTD. B $900,000 MetLife Tower 16F, 316 Teheran-ro, Gangnam-gu, Seoul, Korea, 06211 (M8KI-PP) (Securities to be registered in the name of MetLife Insurance Co. of Korea, Ltd.) (1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Beneficiary Bank: JP Morgan Chase Bank Beneficiary Bank BIC: CHASUS33 Beneficiary Account No.: 192841671 Beneficiary Name: MetLife Insurance Co. of Korea, Ltd. Ref: PPN - GOLDEN STATE WATER CO - 2.900% Due 08-JUL-2040 with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above. (2) All notices and communications: MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With a copy to: MLK_GA@metlife.com MetLife Insurance Co. of Korea, Ltd. (Korea) c/o MetLife Investment Management, LLC Investments, Private Placements One MetLife Way Whippany, New Jersey 07981 Attention: Filipe Cunha, AVP Private Placements, Project Finance/Infra; Dhruv Patel, Analyst, Private Placement Emails: PPUCompliance@metlife.com; fcunha@metlife.com; dhruv.patel@metlife.com; OpsPvtPlacements@metlife.com With another copy OTHER than with respect to deliveries of financial statements to: MetLife Insurance Co. of Korea, Ltd., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way, Whippany, New Jersey 07981 Attention: Chief Counsel-Investments Law (PRIV) Email: sec_invest_law@metlife.com A-33

(3) Original notes delivered to: MetLife Insurance Co. of Korea, Ltd., c/o MetLife Investment Management, LLC, Investments Law One MetLife Way, Whippany, New Jersey 07981 Attention: Bryan Cho, Assistant General Counsel, Fixed Income & Alternatives (4) Taxpayer I.D. Number: 98-1160381 (USA) and 120-81-32969 (Korea) (5) Tax Jurisdiction: Korea (6) UK Passport Treaty Number (if applicable): N/A Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647 A-34

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
MANUFACTURERS LIFE REINSURANCE LIMITED The Goddard Building, Haggatt Hall St. Michael, BB 11059 Barbados	**B**	**$6,000,000**

(1) PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

USD	
Bank Name:	The Bank of New York Mellon, New York (BIC: IRVTUS3N)
ABA:	021 000 018
Beneficiary Bank BIC:	IRVTUS3NIBK
Beneficiary Bank A/C #:	8901323349
Ultimate Beneficiary A/C #:	8441808400
Ultimate Beneficiary Name:	49AA MLRL US PP COLL
Reference:	Golden State Water Company, CUSIP/PPN and P&I breakdown, interest rate and maturity date of Notes or other obligations

(2) NOTICES AND AUDIT REQUESTS:

	Notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity	**Notices and communication with respect to compliance reporting, financial statements and related certifications**	**Electronic notices and all other Notices**
Manulife Financial 200 Bloor Street East, NT2-D70 Toronto, Ontario, Canada M4W 1E5 Attention: Asia-Canadian Private Placement Team Email: Asia-Canadian_PP@manulife.com	✓		
Manulife General Account Investments (HK) 16/F, Lee Garden One, 33 Hysan Avenue Causeway Bay, Hong Kong Attention: Calvin Yip, Helen Lo, Justin Yeung, Jonathan Luk Email: corporate_finance_asia@manulife.com Fax number: 852-2295-1771		✓	✓
John Hancock Financial Services 197 Clarendon Street, C-2 Boston, MA 02116 Attention: Bond and Corporate Finance Team Email: powerteam@jhancock.com		✓	
Asia GA Legal Email: Asia_GA_Legal@manulife.com			✓

A-35

(3) TAX IDENTIFICATION NUMBER: 1000007310686 (4) REGISTERED NAME OF SECURITIES: Manufacturers Life Reinsurance Limited (5) DOCUMENTATION DELIVERY REQUIREMENTS (i) Original securities should be sent the day after closing to: CIBC Mellon Global Securities Services 1 York Street, Suite 900, Vault Operations Toronto, Ontario M5J 0B6 Canada Attention: Michael Ishisbashi (Tel: 416-643-3240) Reference: Manufactures Life Reinsurance Limited - Account # 844180 / 49AA Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox and Asia_GA_Legal@manulife.com so we can instruct CIBC to deposit the Note(s). (ii) Closing documents (one CD ROM’s and one hardcopy of the executed documents) should be sent to: Manufactures Life Reinsurance Limited c/o Manulife Asset Management (Asia) General Accounts Investments 16/F. Lee Garden One, 33 Hysan Avenue Causeway Bay, Hong Kong Attention: Jonathan Luk, Helen Lo, Justin Yeung and Calvin Yip A-36

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
MANULIFE LIFE INSURANCE COMPANY Marunouchi Trust Tower North 15F 1-8-1 Marunouchi, Chiyoda-ku, Tokyo, Japan 100-0005	**B**	**$6,000,000**

(1) PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

USD	
Bank Name:	The Bank of New York Mellon, New York (BIC: IRVTUS3N)
ABA:	021-000-018
Beneficiary Bank BIC:	IRVTUS3NIBK
Beneficiary Bank A/C #:	8901323349
Ultimate Beneficiary A/C #:	2491478400
Ultimate Beneficiary Name:	J108 MLJ COLLECTOR AC US PRIVATE
Reference:	Golden State Water Company, CUSIP/PPN and P&I breakdown, interest rate and maturity date of Notes or other obligations

(2) NOTICES AND AUDIT REQUESTS:

s	**Notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity**	**Notices and communication with respect to compliance reporting, financial statements and related certifications**	**Electronic notices and all other Notices**
Manulife Financial 200 Bloor Street East, NT2-D70 Toronto, Ontario, Canada M4W 1E5 Attention: Asia-Canadian Private Placement Team Email: Asia-Canadian_PP@manulife.com	✓		
Manulife Life Insurance Company Marunouchi Trust Tower North 15F 1-8-1 Marunouchi, Chiyoda-ku, Tokyo, Japan 100-0005 Attention: Head of Investments Telephone: 81-3-6267-1800 Fax: 81-3-6267-1799 Email: MLJIO_Settlement_Team@manulife.com	✓	✓	✓
Manulife General Account Investments (HK) 16/F, Lee Garden One, 33 Hysan Avenue Causeway Bay, Hong Kong Attention: Calvin Yip, Helen Lo, Justin Yeung, Jonathan Luk Email: corporate_finance_asia@manulife.com Fax number: 852-2295-1771		✓	✓
John Hancock Financial Services 197 Clarendon Street, C-2 Boston, MA 02116 Attention: Bond and Corporate Finance Team Email: powerteam@jhancock.com		✓	
Asia GA Legal Email: Asia_GA_Legal@manulife.com			✓

A-37

(3) TAX IDENTIFICATION NUMBER: 98-0427213 (4) REGISTERED NAME OF SECURITIES: Manulife Life Insurance Company (5) DOCUMENTATION DELIVERY REQUIREMENTS (i) Original securities should be sent the day after closing to: CIBC Mellon Global Securities Services 1 York Street, Suite 900, Vault Operations Toronto, Ontario M5J 0B6 Canada Attention: Michael Ishisbashi (Tel: 416-643-3240) Reference: Manulife Life Insurance Company - Account # 249147 / J108 Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox and Asia_GA_Legal@manulife.com so we can instruct CIBC to deposit the Note(s). (ii) Closing documents (one CD ROM’s and one hardcopy of the executed documents) should be sent to: Manulife Life Insurance Company Marunouchi Trust Tower North 15F 1-8-1, Marunouchi, Chiyoda-ku, Tokyo 100-0005 Japan Attention: Rikako Shoji and Kensuke Muraki (Investments) A-38

SCHEDULE B DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Accredited Investor” means an accredited investor as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act. “Advances for Construction” means funds advanced by any Person in connection with the addition of utility plant which funds are subject to refund and, in accordance with GAAP as in effect on the date hereof, are reflected as “Other Credits” in the financial statements of such Person, until refunded. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. “Aggregate Effective Amount” means, as of any date of determination and with respect to all letters of credit for the benefit of any of the Company and its Subsidiaries then outstanding, the sum of (a) the aggregate effective face amounts of all such letters of credit not then paid by issuing bank plus (b) the aggregate amounts paid by issuing bank under such letters of credit not then reimbursed to the issuing bank by the Company or any Subsidiary, as the case may be. “Agreement” means this Agreement, including all Exhibits and Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act. “Average Life” means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment (assuming the exercise by the obligor of such Indebtedness of all unconditional (other than as to the giving of SCHEDULE B (to Note Purchase Agreement)

notice) extension options of each such scheduled payment date) of such Indebtedness multiplied by the amount of such principal payment by (ii) the sum of all principal payments. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Bear Valley Electric Service Assets” means the assets, properties and business of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, held or used in connection with the distribution of electricity by the Company in several mountain communities in San Bernardino, California, other than the assets listed as excluded assets on Exhibit B to the Spin-off Agreement. “Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Los Angeles, California are required or authorized to be closed. “Capital Lease” means, as to any Person, a lease of Property by that Person as a lessee that is, or should be, in accordance with GAAP classified as a finance lease on the balance sheet of that Person in accordance with GAAP. “Capital Lease Obligations” means all monetary obligations of a Person under any Capital Lease. “Cash” means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP. “Cash Equivalents” means, when used in connection with any Person, that Person’s Investments in: (a) Government Securities due within one year after the date of the making of the Investment; (b) readily marketable direct obligations of any state of the United States of America or any political subdivision of any such state or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody’s or AA by S&P, in each case due within one year from the making of the Investment; (c) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government B-2

Securities executed by (i) any bank incorporated under the laws of the United States of America, any state thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000 or (ii) CoBank, ACB, in each case due within one year after the date of the making of the Investment and participation certificates issued by CoBank, ACB to the Company; (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by (i) any branch or office located in the United States of America of a bank incorporated under the laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000 (ii) CoBank, ACB, in each case due within one year after the date of the making of the Investment; (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Exchange Act having on the date of the Investment capital of at least $50,000,000, due within 90 days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a “primary dealer” in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment; (f) readily marketable commercial paper or other debt Securities issued by corporations doing business in and incorporated under the laws of the United States of America or any state thereof or of any corporation that is the holding company for a bank described in clause (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody’s or A-1 by S&P, in each case due within one year after the date of the making of the Investment; (g) “money market preferred stock” issued by a corporation incorporated under the laws of the United States of America or any state thereof (i) given on the date of such Investment a credit rating of at least Aa by Moody’s and AA by S&P, in each case having an investment period not exceeding 50 days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by CoBank, ACB or a bank described in clauses (c) or (d) above; provided that (y) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $10,000,000; (h) a readily redeemable “money market mutual fund” sponsored by a bank described in clause (c) or (d) hereof, or a registered broker or dealer described in clause (e) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date of such Investment a credit rating of at least Aa by Moody’s and AA by S&P; and B-3

(i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the laws of the United States of America or any state thereof, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least Aa by Moody’s and AA by S&P, (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $10,000,000. “Closing” is defined in Section 3. “Closing Date” is defined in Section 3. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. “Company” is defined in the introductory paragraph of this Agreement. “Condemnation” means any order of condemnation of private property of such Person by any Governmental Authority in an eminent domain proceeding and any settlement of any such proceeding resulting in the condemnation of such property. “Confidential Information” is defined in Section 20. “Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate. “Disclosure Documents” is defined in Section 5.3. “Disposition” means the sale, transfer or other disposition, including pursuant to a Condemnation (each, a “Transfer”) in any single transaction or series of related transactions of any asset, or group of related assets, of the Company or any Subsidiary other than (a) a Transfer of Cash, Cash Equivalents, Investments (other than Investments in a Subsidiary), inventory or other assets sold or otherwise disposed of in the ordinary course of business of the Company or any Subsidiary, (b) a Transfer of equipment sold or otherwise disposed of where substantially B-4 similar equipment in replacement thereof has theretofore been acquired, or thereafter within 90 days is acquired, by the Company or any Subsidiary, (c) a Transfer of obsolete assets no longer useful in the business of the Company or any Subsidiary, (d) a Transfer to the Company or to a Wholly-Owned Subsidiary of the Company, and (e) a Transfer of the Bear Valley Electric Service Assets and the stock of Bear Valley Electric Service, Inc. pursuant to the terms of the Spin-off Agreement. “Disposition Prepayment Date” is defined in Section 8.3. “Disposition Response Date” is defined in Section 8.3. “Distribution” means, with respect to any equity Security issued by a Person, or any warrant or right to acquire any equity Security of a Person, (a) the retirement, redemption, purchase, or other acquisition for value by such Person of any such equity Security, (b) declaration or (without duplication) payment by such Person or any dividend in Cash or in property (other than in common stock or other equity Security of such Person) on or with respect to any such equity Security, (c) any Investment by such Person in the holder of any such equity Security, and (d) any other payment by such Person constituting a distribution under applicable laws with respect to such equity Security. “EBITDA” means with respect to any fiscal period, the sum of (a) Net Income for that period, plus (b) any extraordinary loss deducted from such Net Income, minus (c) any extraordinary gain reflected in such Net Income, plus (d) Interest Expense of the Company and its Subsidiaries for that period, plus (e) the aggregate amount of federal and state taxes on or measured by income of the Company and its Subsidiaries for that period (whether or not payable during that period), plus (f) depreciation and amortization expense of the Company and its Subsidiaries for that period, plus (g) all other non-cash, non-recurring significant expenses of the Company and its Subsidiaries for that period acceptable to the Required Holders, in each case as determined in accordance with GAAP, consistently applied and, in the case of items (d), (e), (f), and (g) only to the extent deducted in the determination of Net Income for that period. An expense is significant for this purpose if it equals or exceeds $1,000,000. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” is defined in Section 11. B-5

“Exchange Act” means the Securities Exchange Act of 1934, as amended. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a). “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “Government Securities” means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America. “Governmental Authority” means (a) the government of (i) the United States of America or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guaranty Obligation” means, as to any Person, any (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of any obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any “keep well” or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection or similar arrangements in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an B-6 amount equal to the stated or determinable amount of the related Indebtedness (unless the Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic No. 450 – Contingencies, should be) quantified and reflected or disclosed in the consolidated financial statements (or note thereof) of Company and its Subsidiaries. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1; provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Indebtedness” means, as to any Person (without duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), (b) indebtedness of such Person of the nature described in clause (a) that is non-recourse to the credit of such Person but is secured by assets of such Person, to the extent of the fair market value of such assets as determined in good faith by such Person, (c) Capital Lease Obligations of such Person, (d) indebtedness of such Person arising under bankers’ acceptance facilities or under facilities for the discount of accounts receivable of such Person, (e) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person, and (f) any net obligations of such Person under Interest Rate Protection Agreements. For the avoidance of doubt, Advances for Construction of the Company or any of its Subsidiaries in the ordinary course of business, to the extent that such obligation is recorded as a liability offset by a receivable in the same amount on the financial statements of Company or such Subsidiary, as the case may be, will not constitute Indebtedness hereunder. All indebtedness guaranteed as to payment of principal in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase such indebtedness, and all indebtedness secured by a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, shall for all purposes hereof be deemed to be “Indebtedness” of such Person. In addition, for purposes of this Agreement, Indebtedness of any Person shall not include the liability for “operating leases” that is required to be recorded on the balance sheet of such Person under ASU 2016-02, Leases (Topic 842). “INHAM Exemption” is defined in Section 6.2(e). B-7

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Interest Expense” means, with respect to any Person and as of the last day of any fiscal period, the sum of (a) all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period by that Person to a lender in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP plus (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic No. 842 – Leases. “Interest Rate Protection Agreement” means a written agreement between the Company and/or any Subsidiary, as applicable, and one or more financial institutions providing for “swap”, “cap”, “collar” or other interest rate protection with respect to any Indebtedness. “Investment” means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other Securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership, limited liability company and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or has been converted into Cash), without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Rating” means a credit rating of at least one of the following: (a) BBB- or higher by S&P, (b) Baa3 or higher by Moody or (c) the equivalent of such foregoing ratings by another nationally recognized rating agency, which has been most recently assigned by such rating agency, as the case may be, to such Person. “Lien” means, with respect to any Person, any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or other charge of any kind, affecting any Property, including any lease in the nature of a security interest. “Make-Whole Amount” is defined in Section 8.7. “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a B-8 whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Significant Subsidiary Guarantor, if any, to perform its obligations under its Significant Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes, any Significant Subsidiary Guaranty or any other Transaction Document. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) the Prudential NPA; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $20,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility. “Maturity Date” is defined in each Note. “Moody’s” means Moody’s Investors Services, Inc. and any successor thereto. “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners or any successor thereto. “Net Income” means, with respect to any fiscal period, the consolidated net income of the Company and its Subsidiaries for that period, determined in accordance with GAAP, consistently applied. “Net Proceeds” means, with respect to any Disposition, the cash consideration received by the Company or a Subsidiary, as the case may be, for such Disposition after (i) provision for all income and other taxes resulting from such Disposition, (ii) payment of all brokerage commissions, underwriting, legal, accounting, appraisal and other fees and expenses related to such Disposition, and (iii) deduction of appropriate amounts to be provided by the Company or such Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Disposition and retained by the Company or such Subsidiary, as the case may be, after such Disposition, including, without limitation, any indemnification obligations associated with the Disposition. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement B-9 income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “Notes” is defined in Section 1. “OFAC means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. “Permitted Capital Asset Indebtedness” means Indebtedness of Company and its Subsidiaries consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 90 days before or after the purchase or construction of the capital assets), or to refinance any such Indebtedness. “Permitted Encumbrances” means: (a) inchoate Liens incident to construction on or maintenance of property; or Liens incident to construction on or maintenance of property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such property is subject to an impending risk of loss or forfeiture; (b) Liens for taxes and assessments on property which are not yet past due; or Liens for taxes and assessments on property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such property is subject to an impending risk of loss or forfeiture; (c) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no property is subject to an impending risk of loss or forfeiture; B-10

(d) Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable; (e) Liens consisting of pledges or deposits of property to secure performance in connection with operating leases, provided the aggregate value of all such pledges and deposits (excluding the property subject to such lease) in connection with any such lease does not at any time exceed 10% of the annual fixed rentals payable under such lease; (f) Liens consisting of deposits of property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor) incurred in the ordinary course of business; (g) Liens consisting of deposits of property to secure (or in lieu of) surety, appeal or customs bonds incurred in the ordinary course of business; (h) Liens which secure indebtedness which was in existence at the time of any transaction permitted by Section 10.3 and were not created in contemplation of such transaction; (i) Liens securing Permitted Capital Asset Indebtedness on and limited to the capital assets acquired, constructed or financed with the proceeds of such Permitted Capital Asset Indebtedness or with the proceeds of any Indebtedness directly or indirectly financed by such Indebtedness; provided that the aggregate principal amount of such Indebtedness secured by such Liens and incurred by the Company and/or its Subsidiaries after the Closing Date and the value of the property subject to a Sale and Leaseback shall not exceed a Substantial Portion of the property of the Company and its Subsidiaries, on a consolidated basis, at any time outstanding (as determined in accordance with GAAP consistently applied); (j) Liens consisting of deposits of Cash and/or Cash Equivalents to secure the obligation of the Company to reimburse a lender under a letter of credit incurred in the ordinary course of business which will terminate after the maturity of the credit or reimbursement agreement related to such letter of credit; and (k) Liens on property of the Company and its Subsidiaries that are immaterial in amount or type or on property that is immaterial in value or to the conduct of the business of the Company and its Subsidiaries taken as a whole; provided that such Liens under this clause (k) shall not secure any Indebtedness under a Material Credit Facility unless the Company concurrently secures the Notes equally and ratably with such Indebtedness in accordance with Section 10.2(a). “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. B-11

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Prepayment Amount” is defined in Section 8.3. “property” or “properties” means, unless otherwise specifically limited, any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, choate or inchoate. “Prudential NPA” means the Note Purchase Agreement dated as of December 23, 2014 between the Company and The Prudential Insurance Company of America, and the Company’s 3.45% Senior Notes due December 23, 2029 in an aggregate principal amount of $15,000,000 issued pursuant thereto. “PTE” is defined in Section 6.2(a). “Public Utility Property” means property which is used in the provision, treatment or distribution of water or wastewater or in the generation, transmission and distribution of electric energy and which is included in the rate base of a regulated public utility. “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “QPAM Exemption” is defined in Section 6.2(d). “Ratable Amount” is defined in Section 8.3. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). B-12

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, and any successor thereto. “Sale and Leaseback” means, with respect to any Person, the sale of Property owned by that Person (the “Seller”) to another Person (the “Buyer”), together with the substantially concurrent leasing of such Property by the Buyer to the Seller; provided that such term shall not include any sale under threat of condemnation which involves a concurrent leasing of such Property or any sale followed by a temporary lease for a term, including renewal thereof, of not more than three years. “SEC” means the Securities and Exchange Commission of the United States, or any successor thereto. “Securities” or “Security” means any capital stock, share, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, limited partnership interest, member interest, or any warrant, option or other right to purchase or acquire any of the foregoing, or any “security” as defined in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company. “Series A Notes” is defined in Section 1. “Series B Notes” is defined in Section 1. “Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the Closing) of the Company. “Significant Subsidiary Guarantor” means a Significant Subsidiary that is a Subsidiary Guarantor. “Significant Subsidiary Guaranty” mean a Subsidiary Guaranty made by a Significant Guarantor. “Solvent” means, as of any date of determination, and as to any Person, that on such date: (a) the fair valuation of the assets of such Person is greater than the fair valuation of such Person’s probable liability in respect of existing debts; (b) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature; (c) such Person is not engaged in a business or transaction, and is not about to engage in a business or B-13 transaction, which would leave such Person with assets remaining which would constitute unreasonably small capital after giving effect to the nature of the particular business or transaction (including, in the case of the Company, the transactions occurring on the Closing Date); and (d) such Person is generally paying its debts as they become due. As used in this definition, (1) the “fair valuation” of any assets means the amount realizable within a reasonable time, either through collection or sale, of such assets at their regular market value, which is the amount obtainable by a capable and diligent businessman from an interested buyer willing to purchase such assets within a reasonable time under ordinary circumstances; and (2) the term “debts” includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent. “Source” is defined in Section 6.2. “Spin-off Agreement” means the Contribution and Spin-off Agreement dated December 13, 2018 among American States Water Company, Bear Valley Electric Service, Inc. and the Company. “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company. “Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty. “Subsidiary Guaranty” is defined in Section 9.7. “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office. “Substantial Portion” means, as of any date of determination, the book value of assets of such Person equal to or exceeding 15% of Total Capitalization as of the last day of the preceding fiscal year. “Total Assets” means, as of any date of determination, the consolidated total assets of the Company and its Subsidiaries as of the last day of the immediately preceding fiscal year, after B-14 deducting the assets for “operating leases” that are required to be recorded on the balance sheet of the Company and its Subsidiaries under ASU 2016-02, Leases (Topic 842). “Total Capitalization” means, at any time, the sum of Total Indebtedness plus the difference between the consolidated total assets of the Company and its Subsidiaries less consolidated total liabilities of the Company and its Subsidiaries (each determined in accordance with GAAP), provided that contributions in aid of construction, Advances for Construction of the Company or any of its Subsidiaries, customer deposits and similar items reducing rate base calculation shall be excluded. “Total Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all principal Indebtedness of the Company and its Subsidiaries for borrowed money (including, without limitation, subordinated indebtedness, debt Securities issued by the Company and any of its Subsidiaries, the aggregate principal Indebtedness outstanding under the Notes and the Aggregate Effective Amount of all outstanding letters of credit in favor of the Company and each Subsidiary) on that date plus (b) the aggregate amount of the principal portion of all Capital Lease Obligations of the Company and its Subsidiaries plus (c) any Guaranty Obligations of the Company and its Subsidiaries with respect to the Indebtedness of others of the types referred to in (a) and (b) above. “Total Indebtedness to Capitalization Ratio” means the ratio of Total Indebtedness to Total Capitalization, determined as of the last day of the applicable fiscal quarter of such fiscal year. “Total Indebtedness to EBIDTA Ratio” means the ratio of Total Indebtedness to EBITDA, determined on the last day of the applicable fiscal period. “Transaction Documents” means this Agreement, the Notes, each Subsidiary Guaranty, if any, and any other agreements of any type or nature presently or hereafter executed and delivered by the Company or any Subsidiary Guarantor in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. B-15

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time. B-16

SCHEDULE 5.3 DISCLOSURE MATERIALS Form 10-K for the year ended December 31, 2019 Form 8-Ks filed on January 31, 2020 and March 13, 2020 Form 10-Qs for the quarter ended March 31, 2020 SCHEDULE 5.3 (to Note Purchase Agreement)

SCHEDULE 5.4 SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SHARES; AFFILIATES Subsidiaries: California Cities Water Company, Inc., a California corporation; 100% of shares. Affiliates: American States Water Company Bear Valley Electric Service, Inc. American States Utility Services, Inc. Fort Bliss Water Services Company Old Dominion Utility Services, Inc. Terrapin Utility Services, Inc. Palmetto State Utility Services, Inc. Old North Utility Services, Inc. Emerald Coast Utility Services, Inc. Fort Riley Utility Services, Inc. Directors: James L. Anderson Sarah J. Anderson Diana Bontá John R. Fielder Anne M. Holloway Mary Ann Hopkins C, James Levin Robert J. Sprowls Janice F. Wilkins Officers: Robert J. Sprowls Denise L. Kruger Eva G. Tang Gladys M. Farrow Sunil K. Pillai Paul J. Rowley Bryan K. Switzer SCHEDULE 5.4 (to Note Purchase Agreement)

SCHEDULE 5.5 FINANCIAL STATEMENTS Financial Statements in Form 10-K for the year ended December 31, 2017 Financial Statements in Form 10-K for the year ended December 31, 2018 Financial Statements in Form 10-K for the year ended December 31, 2019 Financial Statements in Form 10-Q for the quarter ended March 31, 2020 SCHEDULE 5.5 (to Note Purchase Agreement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS - As of March 31, 2020

Description	Debt Amount	Coupon Rate	Issue Date	Maturity Date	Remark
6.81% Note due 2028	15,000,000	6.810%	03/23/1998	03/23/2028	Public Debt
6.59% Note due 2029	40,000,000	6.590%	01/25/1999	01/25/2029	Public Debt
7.875% Note due 2030	20,000,000	7.875%	01/26/2001	12/01/2030	Public Debt
7.23% Note due 2031	50,000,000	7.230%	12/11/2001	12/15/2031	Public Debt
6.00% Note due 2041	62,000,000	6.000%	04/14/2011	04/15/2041	Public Debt
9.56% Notes due 2031 (*)	28,000,000	9.560%	05/15/1991	05/15/2031	Private Placement
5.87% Note due 2028 (*)	40,000,000	5.870%	10/11/2005	12/20/2028	Private Placement
3.45% Note due 2029 (*)	15,000,000	3.450%	12/23/2014	12/23/2029	Private Placement
5.50% Tax Exempt Note	7,730,000	5.500%	12/01/1996	12/01/2026	Public Debt -Tax Exempt
State Water Project	3,563,129	Various	06/01/1994	09/30/2035	Tax Exempt
American Recovery and Reinvestment Act Obligation	3,313,763	2.5017%	Various	03/01/2033	Funding under the Safe Drinking Water State Revolving Fund Law of 1997 and the American Recovery and Reinvestment Act of 2007
	$284,606,892				

* The debt agreement on these private placement debts contains covenants, which restrict incurrence of debt.

** $940,000 of letters of credit have been issued by the Company and were outstanding at March 31, 2020 under the Amended and Restated Credit Agreement of American States Water Company. The Company is able to obtain letters of credit under this credit agreement.

SCHEDULE 5.15
(to Note Purchase Agreement)

SCHEDULE 10.2 EXISTING LIENS None. SCHEDULE 10.2 (to Note Purchase Agreement)

EXHIBIT 1-A [FORM OF SERIES A NOTE] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A VALID EXEMPTION THEREFROM. GOLDEN STATE WATER COMPANY 2.17% SERIES A SENIOR NOTE DUE JULY 8, 2030 No. R-[__] [Date] $[_______] PPN: 38121@ AC6 FOR VALUE RECEIVED, the undersigned, GOLDEN STATE WATER COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of California, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 8, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.17% per annum from the date hereof, payable semiannually, on the 8th day of January and July in each year, commencing with the January 8 or July 8 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.17% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 8, 2020 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. EXHIBIT 1A (to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. GOLDEN STATE WATER COMPANY, a California corporation By ___________________________________ Name: Title: EXHIBIT 1A-2

EXHIBIT 1B [FORM OF SERIES B NOTE] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A VALID EXEMPTION THEREFROM. GOLDEN STATE WATER COMPANY 2.90% SERIES B SENIOR NOTE DUE JULY 8, 2040 No. R-[__] [Date] $[_______] PPN: 38121@ AD4 FOR VALUE RECEIVED, the undersigned, GOLDEN STATE WATER COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of California, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on July 8, 2040 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.90% per annum from the date hereof, payable semiannually, on the 8th day of January and July in each year, commencing with the January 8 or July 8 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.90% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 8, 2020 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. EXHIBIT 1B (to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make- Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. GOLDEN STATE WATER COMPANY, a California corporation By ___________________________________ Name: Title: EXHIBIT 1B-2

EXHIBIT 4.4(a) FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY [Attached] EXHIBIT 4.4(a) (to Note Purchase Agreement)

July 8, 2020 To Each of the Purchasers Listed on Schedule A to the Note Purchase Agreement (as defined below) Re: Golden State Water Company Ladies and Gentlemen: We have acted as special counsel to Golden State Water Company, a California corporation (the “Company”), in connection with that certain Note Purchase Agreement, dated as of July 8, 2020 (the “Note Purchase Agreement”), between the Company and you, as the Purchasers under the Note Purchase Agreement (the “Purchasers”), and with respect to the Company’s issuance of $85,000,000 principal amount of its 2.17% Series A Senior Notes due July 8, 2030 and $75,000,000 principal amount of its 2.90% Series B Senior Notes due July 8, 2040 (collectively, the “Notes”) pursuant to the Note Purchase Agreement. Capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This opinion letter is delivered to you at our client’s request pursuant to Section 4.4(a) of the Note Purchase Agreement. In rendering the opinions set forth herein, we have examined: (i) the Company’s articles of incorporation and bylaws, as amended through the date hereof; (ii) the resolutions of the board of directors of the Company (the “Board”) regarding the offer and sale of the Notes; (iii) the resolutions of the Issuance Committee of the Board authorizing the Note Purchase Agreement, the Notes, and the transactions contemplated thereby; (iv) the good standing certificate of the Company attached hereto as Schedule I (the “Good Standing Certificate”); (v) Decision 20-05-010 issued by the California Public Utilities Commission (“CPUC”) on May 7, 2020 (the “Financing Decision”); (vi) the Note Purchase Agreement; (vii) the Notes; (viii) the letter from BofA Securities, Inc., dated July 8, 2020, concerning the Notes (the “Representation Letter”); and 4.4(a)-2

(ix) such other agreements, instruments and documents as we have deemed necessary or appropriate to enable us to render the opinions expressed below. Additionally, we have examined originals or copies, certified to our satisfaction, of such certificates of public officials and officers and of representatives of the Company and we have made such inquiries of officers and representatives of the Company, in each case, as we have deemed relevant or necessary to establish the basis for the opinions set forth herein. The items identified in clause (i) above are collectively hereinafter referred to as the “Organizational Documents,” the items identified in clauses (vi) and (vii) above are collectively hereinafter referred to as the “Transaction Documents,” and the items identified in clauses (i) through (ix) above are collectively hereinafter referred to as the “Documents.” In rendering the opinions expressed below, we have, with your consent, assumed the legal capacity of all natural persons executing documents, that the signatures of persons signing all documents in connection with which this opinion letter is rendered are genuine, that all documents submitted to us as originals or duplicate originals are authentic and that all documents submitted to us as copies, whether certified or not, conform to authentic original documents. Additionally, we have, with your consent, assumed and relied upon the following: (a) the accuracy and completeness of all certificates and other statements, documents, records, financial statements and papers reviewed by us, and the accuracy and completeness of all representations, warranties, schedules and exhibits contained in the Documents, with respect to the factual matters set forth therein and compliance by the Company with its covenants under the Documents; and (b) except to the extent expressly set forth in paragraphs 1 and 2 below with respect to the Company, all parties to the documents reviewed by us are duly organized, validly existing and in good standing (to the extent applicable) under the laws of their respective jurisdictions of incorporation or formation and qualified under the laws of all jurisdictions where they are conducting their businesses or otherwise required to be so qualified, and have full power and authority to execute, deliver and perform under such documents and all such documents have been duly authorized, executed and delivered by such parties. Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the actual present knowledge of the particular Winston & Strawn LLP attorneys who have represented the Company during the course of our limited representation of the Company in connection with the Transaction Documents. Except as expressly set forth herein, we have not undertaken any independent investigation, examination or inquiry to determine the existence or absence of any facts (and have not caused the review of any court file or indices) and no inference as to our knowledge concerning any facts should be drawn as a result of the limited representation undertaken by us. Based upon the foregoing and subject to the assumptions, qualifications, limitations and comments stated herein, we are of the opinion that: 1. The Company is validly existing and in good standing as a corporation under the laws of the State of California. The Company has the corporate power and authority to conduct its business as presently conducted and to execute and deliver, and to perform its obligations under, each of the Transaction Documents. 4.4(a)-3

2. The execution, delivery and performance of each of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company, each of the Transaction Documents has been duly executed and delivered by the Company and each of the Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. 3. Neither the execution and delivery by the Company of the Transaction Documents, nor the performance by the Company of its obligations thereunder: (a) violates (i) any provision of the Company’s Organizational Documents or (ii) any law or regulation of the State of California or the United States of America (including any applicable order, judgment or decree of any court or governmental instrumentality known to us) applicable to the Company which a California lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to transactions of the type contemplated by the Transaction Documents (except we express no opinion as to any law that might be violated by any misrepresentation or omission or a fraudulent act); (b) requires the consent or approval of, or any filing or registration with, any governmental body, agency or authority of the State of California or the United States of America other than the authorization of the California Public Utilities Commission, obtained in the Financing Decision, and which, to our knowledge, remains in full force and effect and is not the subject of any pending or threatened application for rehearing or petition for modification; or (c) results in the breach of, or constitutes a default under, any of the agreements listed or described on Schedule II attached hereto, except we express no opinion as to (i) violations resulting from cross default provisions applicable as a result of a breach or default under an agreement that is not listed or described on Schedule II attached hereto or (ii) violations of financial covenants or similar provisions to the extent they require financial calculations to ascertain compliance; or (d) to our knowledge, results in the creation or imposition of any lien upon any of the property of the Company under any indenture, mortgage or other agreement described in the preceding clause (c) above. 4. To our knowledge, there are no actions, suits, arbitrations, investigations or proceedings pending or overtly threatened in writing by potential claimants who manifest a present intention to sue, against the Company or any of its assets and properties, that question or may affect the validity of any action to be taken by the Company pursuant to the Transaction Documents, or that seek to restrain the Company from carrying out the transactions contemplated therein or the obligations of the Company thereunder. 5. Assuming (i) the accuracy of the representations and warranties of the Company in Section 5.13 of the Note Purchase Agreement and compliance by the Company with the covenants contained therein, (ii) the accuracy of the representations and warranties of each 4.4(a)-4

Purchaser in Section 6 of the Note Purchase Agreement, (iii) the compliance by the Company with the offering and transfer procedures and restrictions described in the Note Purchase Agreement and (iv) receipt by each Purchaser of a copy of the Private Placement Memorandum dated June 2020, entitled: “Golden State Water Company $150,000,000 Senior Unsecured Notes Due 2030 & 2040” (the “Placement Memorandum”) prior to such sale, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by the Note Purchase Agreement to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended, or to register the Notes issued pursuant to the Note Purchase Agreement under the Securities Act of 1933, as amended, it being understood that no opinion is expressed as to any resale of any Notes. 6. The issuance and sale of the Notes as provided in the Note Purchase Agreement will comply with the provisions of Regulation U or X of the Federal Reserve Board. For purposes of this opinion, we have assumed that none of the Purchasers is a “creditor” as defined in Regulation T. The opinions expressed herein are subject to the following qualifications, limitations and comments: (i) the enforceability of the Transaction Documents and the obligations of the Company thereunder and the availability of certain rights and remedial provisions provided for in the Transaction Documents are subject to: (i) the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, receivership, arrangement, liquidation, conservatorship and moratorium laws; (ii) limitations imposed by other laws and judicial decisions (including foreign governmental actions and foreign laws) relating to or affecting the rights of creditors or secured creditors generally; and (iii) general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity), upon the availability of injunctive relief or other equitable remedies, including, without limitation, where (1) the breach of covenants or provisions imposes restrictions or burdens upon a party and it cannot be demonstrated that the enforcement of such remedies, restrictions or burdens is reasonably necessary for the protection of another party to the agreement, (2) a party’s enforcement of such remedies, covenants or provisions under the circumstances, or the manner of such enforcement, would violate such party’s implied covenant of good faith and fair dealing, or would be commercially unreasonable, (3) a court having jurisdiction finds that such remedies, covenants or provisions were, at the time made, or are in application, unconscionable as a matter of law or contrary to public policy or (4) self-help or automatic or summary remedies are exercised without notice or opportunity for hearing or correction or disclaiming liability or responsibility in connection with the exercise of remedies; (ii) we express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party; (iii) provisions in the Transaction Documents deemed to impose the payment of interest on interest may be unenforceable, void or voidable under applicable law; 4.4(a)-5

(iv) requirements in the Transaction Documents specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents; (v) as to our opinion set forth in paragraph 2 hereof, we express no opinion as to the effect of the laws of any jurisdiction other than the State of New York where any Purchaser may be located or where enforcement of the Notes may be sought that limit the rates of interest legally chargeable or collectible; (vi) we express no opinion as to the severability of any provision of any of the Transaction Documents; (vii) we express no opinion with respect to the validity, binding effect or enforceability of any provision of the Transaction Documents: (i) consenting to venue or jurisdiction of any particular court or other governmental authority (either as to personal jurisdiction or subject matter jurisdiction); or (ii) waiving service of process or demand or notice or constitutional rights (including a jury trial); (viii) our opinions expressed in paragraph 1 hereof as to the existence and good standing of the Company are given solely on the basis of the Good Standing Certificate applicable to the Company and such opinions speak only as of the dates of such certificate and not as of the date hereof; (ix) we express no opinion with respect to the applicability or effect of (i) federal or state anti-trust, unfair competition, tax, employee benefit, environmental or commodities laws, and (ii) except as expressly set forth in paragraphs 5 and 6 above, securities or “blue sky” laws or Federal Reserve Board margin regulations, in each case, on the transactions contemplated by the Transaction Documents; (x) we express no opinion as to the effect of any federal law related to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein; (xi) we express no opinion with respect to the USA PATRIOT Act of 2001 or any laws relating to foreign asset control or any rules, regulations or orders relating to any of the foregoing; (xii) we express no opinion as to whether a failure to exercise or delay in exercising rights or remedies will operate as a waiver of any such right or remedy or with respect to the enforceability of “time is of the essence” or other provisions relating to a delay or failure to exercise any right, remedy or option; and (xiii) other than as to the Company as expressly set forth herein, we express no opinion as to the effect of the legal or regulatory status or the nature of the business of any party to any Transaction Document. The opinions expressed herein are based upon and are limited to (i) the laws of the 4.4(a)-6

States of California and New York, and (ii) the laws of the United States of America, and we express no opinion with respect to the laws of any other state, jurisdiction or political subdivision. The opinions expressed herein that are based on the laws of the States of California and New York and the United States of America are limited to the laws which a New York or California lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to transactions of the type contemplated by the Transaction Documents. Our opinions set forth in this letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof. No attorney-client relationship exists or has existed by reason of our preparation, execution and delivery of this opinion letter. In permitting reliance hereon by you, we are not acting as your counsel and have not assumed any responsibility to advise you with respect to the adequacy of this opinion letter for your purposes. This opinion letter is solely for your benefit in connection with the offer and sale of Notes in accordance with the Note Purchase Agreement and not for the benefit of any other person. This opinion letter may not be relied upon in any manner by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent except that you may furnish copies of this opinion letter: (i) to your accountants and counsel; (ii) to bank or other regulatory examiners (including, without limitation, the National Association of Insurance Commissioners); (iii) to your successors and permitted assigns and prospective successors and assignees, in each case, which are subject to the confidentiality provisions set forth in the Note Purchase Agreement that are applicable to the Purchasers or substantially the same confidentiality provisions in a separate writing; and (iv) pursuant to judicial process or government order or requirement of applicable law or regulation. Notwithstanding the foregoing, this opinion letter may be relied upon by subsequent holders of the Notes who are qualified institutional buyers (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended) and who have acquired the Notes in accordance with the terms of the Note Purchase Agreement as if this opinion were addressed and delivered to such holder on the date hereof; provided, however, that by permitting reliance by subsequent holders of the Notes, we are not undertaking any of the duties that an attorney owes to a client with respect to this matter or the legal advice we have provided to you in the course of our representation of the Purchasers in this matter. Very truly yours, 4.4(a)-7

SCHEDULE I Good Standing Certificate See attached. 4.4(a)-8

SCHEDULE II Existing Debt Instruments 1. Indenture dated September 1, 1993 between Golden State Water Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, as supplemented 2. Note Purchase Agreement dated as of October 11, 2005 between Golden State Water Company and Co-Bank, ACB 3. Note Agreement dated as of May 15, 1991 between Golden State Water Company and Transamerica Occidental Life Insurance Company 4. Loan Agreement dated as of December 1, 1996 between Golden State Water Company and California Pollution Control Financing Authority 5. Funding Agreement effective as of October 22, 2009 between Golden State Water Company and the State of California Department of Public Health 6. Water Supply Agreement dated as of June 1, 1994 between Golden State Water Company and Central Coast Water Authority 7. Note Purchase Agreement dated as of December 23, 2014 between Golden State Water Company and The Prudential Insurance Company of America 4.4(a)-9

EXHIBIT 4.4(b) FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS [Attached] EXHIBIT 4.4(b) (to Note Purchase Agreement)

[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE Reference is hereby made to the Note Purchase Agreement dated as of July 8, 2020 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Golden State Water Company, a California corporation and the holders of Notes that are signatories thereto. Unless otherwise defined herein, capitalized terms defined in the Note Purchase Agreement and used herein have the meanings given to them in the Note Purchase Agreement. Pursuant to the provisions of Section 14.4 of the Note Purchase Agreement, the undersigned hereby certifies that: (i) it is the sole record and beneficial owner of the Notes in respect of which it is providing this certificate; (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code; (iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code; and (iv) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Company with a certificate of its non-U.S. Person status on IRS W-8BEN-E. [•] By: ___________________________________ Name: Title: Date: ________ __, [•] EXHIBIT 14.4 (to Note Purchase Agreement)